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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)   February 16, 2007
                                                         ---------------------

                                CONECTISYS CORPORATION
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                 (Exact name of registrant as specified in its charter)

        Colorado                        33-3560D                    84-1017107
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)

             25115 Avenue Stanford, Suite 320, Valencia, California     91355
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                  (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code_______________(661) 295-6763

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             (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        o Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

        o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.      Entry Into a Material Definitive Agreement.

        On February 16, 2007, ConectiSys Corporation (the "Company") and AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC, (the "Investors") executed a Securities Purchase Agreement dated as of February 13, 2007 that provides for the issuance by the Company of Callable Secured Convertible Notes in the aggregate principal amount of $1,350,000 and the issuance of Stock Purchase Warrants to purchase up to an aggregate of 27,000,000 shares of common stock of the Company ("Common Stock") in exchange for aggregate consideration of up to $1,350,000 in cash.

        The Securities Purchase Agreement contemplates an initial investment of $250,000 and eleven equal monthly investments in the amount of $100,000 each for aggregate proceeds to the Company of $1,350,000. The subsequent monthly investments contemplated by the Securities Purchase Agreement are terminable upon 30 days' advance notice by either the Company or a majority-in-interest of the Investors.

        The Callable Secured Convertible Notes are due February 13, 2010, accrue interest at the per annum rate of 6% and are convertible into shares of Common Stock at the lesser of $.03 per share and 40% of the average of the lowest three intraday trading prices of a share of Common Stock during the 20 trading days immediately preceding conversion. The Stock Purchase Warrants are exercisable into shares of Common Stock at a fixed exercise price of $.0009 per share.

        In connection with the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Investors. The Registration Rights Agreement provides that the Investors may, subject to certain customary limitations, demand that the Company, and that the Company shall thereafter be obligated to, register for resale with the Securities and Exchange Commission an amount of shares of Common Stock equal to 200% of the number of shares of Common Stock underlying the Callable Secured Convertible Notes and the Stock Purchase Warrants. In addition, the Registration Rights Agreement provides that in the event that the Company undertakes to file with the Securities and Exchange Commission a Registration Statement covering shares of Common Stock to be sold by the Company or by one or more holders other than the Investors, the Company shall provide the Investors with notice and the opportunity to, subject to certain customary limitations, cause the Company to include in such Registration Statement an amount of shares of Common Stock equal to 200% of the number of shares of Common Stock underlying the Callable Secured Convertible Notes and the Stock Purchase Warrants.

        The obligations of the Company under the Securities Purchase Agreement, the Callable Secured Convertible Notes, the Stock Purchase Warrants and the Registration Rights Agreement are secured by substantially all of the assets of the Company pursuant to a Security Agreement and an Intellectual Property Security Agreement.

        The Company has previously entered into various Securities Purchase Agreements and related instruments and agreements with the Investors concerning financing transactions on terms substantially similar to those described above. As of February 13, 2007, and not including amounts received by the Company in connection with the transaction described above, the Investors have collectively lent to the Company funds in the aggregate amount of $5,920,000 and have

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received Stock Purchase Warrants to purchase an aggregate of 36,370,000 shares of Common Stock.

Item 3.02.      Unregistered Sales of Equity Securities.

        The disclosures contained in Item 1.01 of this Report on Form 8-K are incorporated herein by reference.

        Exemption from the registration provisions of the Securities Act of 1933 for the transactions described above is claimed under Section 4(2) of the Securities Act of 1933, among others, on the basis that such transactions did not involve any public offering and the purchasers were accredited investors and had access to the kind of information registration would provide. Appropriate investment representations were obtained.

Item 9.01.      Financial Statements and Exhibits.

        (a)     Financial Statements of Businesses Acquired.
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                Not applicable.

        (b)     Pro Forma Financial Information.
                --------------------------------
                Not applicable.

        (c)     Exhibits.
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                Number  Description
                ------  -----------
                10.1 Securities Purchase Agreement dated as of February 13, 2007 by and between the Registrant and the purchasers named therein

                10.2 Form of Callable Secured Convertible Note due February 13, 2010

                10.3    Form of Stock Purchase Warrant dated as of February 13,
                        2007

                10.4 Registration Rights Agreement dated as of February 13, 2007 by and between the Registrant and the investors named therein

                10.5 Security Agreement dated as of February 13, 2007 between the Registrant and the secured parties named therein

                10.6 Intellectual Property Security Agreement dated as of February 13, 2007 between the Registrant and the secured parties named therein


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 20, 2007        CONECTISYS CORPORATION

                                By:     /S/ ROBERT A. SPIGNO
                                   -----------------------------------------
                                   Robert A. Spigno, Chief Executive Officer
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                          EXHIBITS FILED WITH THIS REPORT

        Number  Description
        ------  -----------

        10.1 Securities Purchase Agreement dated as of February 13, 2007 by and between the Registrant and the purchasers named therein

        10.2    Form of Callable Secured Convertible Note due February 13, 2010

        10.3    Form of Stock Purchase Warrant dated as of February 13, 2007

        10.4 Registration Rights Agreement dated as of February 13, 2007 by and between the Registrant and the investors named therein

        10.5 Security Agreement dated as of February 13, 2007 between the Registrant and the secured parties named therein

        10.6 Intellectual Property Security Agreement dated as of February 13, 2007 between the Registrant and the secured parties named therein